EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of MAJOR CREATIONS INCORPORATED (the "Company") on Form 10-KSB for the period ended October 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the  "Report"),  I, Stanley Major, Chief Executive Officer of the Company,  certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                   /s/ Stanley Major

                                                   --------------------------

Date: January 27, 2006

           Stanley Major

                                                      Chief Executive Officer